                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D. C. 20549

                     ----------------------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                             DECEMBER 15, 2000
              Date of Report (Date of earliest event reported)

                            ABBOTT LABORATORIES
          (Exact name of registrant as specified in its charter)


                     ----------------------------------


   ILLINOIS                       1-2189                       36-0698440
(State or other           (Commission File Number)           (I.R.S. Employer
Jurisdiction of                                             Identification No.)
Incorporation)


                     ----------------------------------


                            100 ABBOTT PARK ROAD
                      ABBOTT PARK, ILLINOIS 60064-6400
            (Address of principal executive offices)(Zip Code)


    Registrant's telephone number, including area code: (847) 937-6100


                     ----------------------------------

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits.

             Exhibit No.     Exhibit
             -----------     -------
             Exhibit 99.1    Press Release, dated December 15, 2000 (furnished
                             pursuant to Item 9).

             Exhibit 99.2 Questions and Answers Regarding the Acquisition of the Pharmaceutical Business of BASF (Furnished
                             Pursuant to Item 9).

ITEM 9. REGULATION FD DISCLOSURE

     The information contained in Exhibits 99.1 and 99.2 is incorporated herein by reference.

                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      ABBOTT LABORATORIES

                                      /s/ Gary P. Coughlan
                                      ------------------------------
                                      By: Gary P. Coughlan
                                      Senior Vice President, Finance and Chief
                                      Financial Officer



Date: December 18, 2000

                              EXHIBIT INDEX

Exhibit No.        Exhibit
-----------        -------
   99.1            Press Release, dated December 15, 2000 (furnished pursuant to Item 9).

   99.2            Questions and Answers Regarding the Acquisition of the
                   Pharmaceutical Business of BASF (Furnished Pursuant to Item 9).